Exhibit 99.2

Cover Slide Title (20pt. Bold) Second Quarter 2016 Teleconference June 9, 2016

Agenda 2 2 3 Capital Structure Fiscal 2016 Outlook Forward - Looking Statements and Non - GAAP Financial Information: Our discussions during this conference call will include forward - looking statements. Actual results could differ materially fro m those projected in the forward - looking statements. Some of the factors that could cause actual results to differ are discussed in the Company’s 2015 Annual Report on Form 10 - K and in our 2016 reports on Form 10 - Q and Form 8 - K. These reports are available on our website at http:// investor.abm.com under “SEC Filings”. A description of other factors that could cause actual results to differ is also set forth at the end of this presentation. Also, the discussion during this conference call will include certain financial measures that were not prepared in accordance wi th U.S. generally accepted accounting principles (“U.S. GAAP”). Reconciliations of those non - GAAP financial measures to the most directly comparable U.S. GAAP financ ial measures can be found on the Investor Relations portion of our website at http://investor.abm.com and at the end of this presentation. 1 Second Quarter 2016 Review

Second Quarter 2016 Review 3 * Comparison reflects the impact of insurance and one extra working day *

Normalized Q2 FY15 Adj. EBITDA Margin Illustrative for comparative purposes to provide normalized year over year comparison isolating for the impact of insurance o nly 4 * Reflects the sale of Security

Segment Results 5 Janitorial Services • Revenues of $686.4m, increase of 4.1% y - o - y • Operating profit of $34.8m Facility Services • Revenues of $143.0m, decrease of 1.9% y - o - y • Operating profit of $ 6.9 m Parking • Revenues of $164.6m, increase of 7.2% y - o - y − Management reimbursement revenues of $82.5m, increase of 9.8% y - o - y • Operating profit of $ 6.3 m BESG Other (Air Serv ) • Revenues of $153.1m, increase of 25.9% y - o - y • Operating profit of $ 2.9 m • Revenues of $110.0m, increase of 14.5% y - o - y • Operating profit of $ 3.5 m

Second Quarter 2016 Review 6

Capital Structure

0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x $0 $100 $200 $300 $400 $500 $600 Total Indebtedness (Incl LC's) Leverage Westway Linc AirServ HHA AirCo GBM Select Cash Flow & Balance Sheet Items Leverage 8 Q2 FY16 Leverage of 1.58x 2 Note: Acquisitions shown represent purchase above $15m 1 Decrease in FY15 Q4 leverage due to disposition of Security 2 Leverage calculated as total indebtedness / pro - forma adjusted EBITDA Long - Term Leverage Target 2.5x Future State

Select Cash Flow & Balance Sheet Items Shareholder Return 9 *Accelerated Q2 FY13 dividend payment in Q1 FY13

Fiscal 2016 Outlook

Fiscal 2016 Outlook 11 Metric Amount Adjusted Income from continuing operations per diluted share $1.55 - $1.65 Income from continuing operations per diluted share $1.07 - $1.17 Depreciation & Amortization $56m - $60m Interest Expense $10m - $12m Capital Expenditures $40m - $50m Adjusted EBITDA Margin ~4.1% Tax Rate (excluding WOTC) 1 40% - 44% Estimated 2016 Savings H1 2016: ~$6m H2 2016: ~$14m 1. This tax rate excludes the $0.20 impact of the 2015 and 2016 Work Opportunity Tax Credits 2. Fiscal 2016 has one more work day, which the Company anticipates will increase labor expense by approximately $4m on a pre - tax basis 2016 Working Days 2 Quarter Q1 Q2 Q3 Q4 Days 65 65 65 66 Δ y - o - y 0 +1 - 1 +1

Forward-Looking Statement

This presentation contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect the current expectations, estimates, or projections of ABM Industries Incorporated ("ABM"), and its subsidiaries (collectively referred to as "ABM," "we," "us," "our," or the "Company"), concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases, such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "likely," "may," "outlook," "plan," "predict," "should," "target," or other similar words or phrases. These statements are not guarantees of future performance and are inherently subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by these statements. We cannot assure you that any of our expectations, estimates, or projections will be achieved. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements. These factors include, but are not limited to the following: (1) changes to our businesses, operating structure, capital structure, or personnel relating to the implementation of our 2020 Vision strategic transformation initiative may not have the desired effects on our financial condition and results of operations; (2) high deductibles for certain insurable risks increases our exposure to volatility associated with those risks, including the possibility that: (i) our risk management and safety programs may not have the intended effect of reducing our insurance costs for casualty programs, and (ii) our insurance reserves may need to be materially adjusted from time to time; (3) the success of our business depends on our ability to preserve our long-term relationships with clients; (4) the success of our business depends on retaining senior management and attracting and retaining qualified personnel; (5) risks related to our acquisition strategy could have a negative impact on our results of operations; (6) intense competition could constrain our ability to gain business and reduce our profitability; (7) increases in costs that we cannot pass through to clients could negatively affect our profitability; (8) negative or unexpected tax consequences could adversely affect our results of operations; (9) expected benefits from our captive insurance company may not be achieved; (10) losses stemming from accidents or other incidents at facilities in which we operate could cause significant damage to our reputation and financial loss; (11) changes in energy prices and government regulations could adversely impact the results of operations of our Building & Energy Solutions business; (12) significant delays or reductions in appropriations for our government contracts may negatively affect our business and could have an adverse effect on our financial position, results of operations, and cash flows; (13) the failure of our joint venture partners to perform their obligations may negatively impact our ability to do business; (14) federal health care reform legislation may adversely affect our business and results of operations; (15) adverse weather conditions may negatively affect our business; (16) centralization of certain administrative functions could increase our exposure to business continuity risks; (17) cyber-security breaches, information technology interruptions, or date losses could expose us to risks; (18) services in areas of military conflict expose us to additional risks; (19) a decline in commercial office building occupancy and rental rates could reduce our revenues and profitability; (20) deterioration in general economic conditions could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition; (21) financial difficulties or bankruptcy of one or more of our clients could adversely affect our operating results; (22) future increases in the level of our debt or in interest rates could affect adversely our results of operations; (23) the ability to fund our operations and pay our debt obligations depends upon our access to cash; (24) goodwill impairment charges could have a material adverse effect on our financial condition and results of operations; (25) impairment of long-lived assets may adversely affect our operating results; (26) class and representative actions and other lawsuits alleging various claims could cause us to incur substantial liabilities; (27) changes in immigration laws or enforcement actions or investigations under such laws could significantly adversely affect our labor force, operations, and financial results; (28) labor disputes could lead to loss of revenues or expense variations; (29) participation in multiemployer pension plans could cause us to incur material liabilities; (30) actions of activist investors could be disruptive, costly, and cause uncertainty about the strategic direction of our business; and (31) disasters or acts of terrorism could disrupt services. The list of factors above is illustrative and by no means exhaustive.

Additional information regarding these and other risks and uncertainties we face is contained in our Annual Report on Form 10-K for the year ended October 31, 2015 and in other reports we file from time to time with the Securities and Exchange Commission (including all amendments to those reports). We urge readers to consider these risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

12

ABM
Building Value

Appendix - Unaudited Reconciliation of non - GAAP Financial Measures

Unaudited Reconciliation of non - GAAP Financial Measures 14 (a) Represents severance and other costs related to the departure of our former CEO and CFO. (b) Includes legal and other cost incurred in connection with an internal investigation into a foreign entity affiliated with a f orm er joint venture partner . (c) Includes costs for 2020 Vision Transformation Initiative, net of the reversal of certain share - based compensation costs . (d) Includes costs related to a reserve established for an outstanding client receivable that is being litigated, and based on re cen t unfavorable developments, a significant portion of the outstanding receivable amount is no longer deemed collectible. ($ in millions)

Unaudited Reconciliation of non - GAAP Financial Measures 15 (e) Adjusted EBITDA does not include interest income for certain long term energy contracts, in which case a gross up of both int ere st income and interest expense is being recorded. Thus, interest expense for the three and six months ended April 30 , 2016, is shown net of interest income of $0.3 million and $0.6 million, respectively. ($ in millions, except per share amounts)

2016 Guidance 16